UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 18, 2004

VIROLOGIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30369	94-3234479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Oyster Point Blvd. South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(650) 635-1100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 18, 2004, ViroLogic, Inc., a Delaware corporation, entered into Amendment No. 1 (the “Merger Amendment”) to that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated effective May 28, 2004, among ViroLogic, Apollo Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of ViroLogic (“Merger Sub I”), Apollo Merger Subsidiary, LLC, a Delaware limited liability company and wholly-owned subsidiary of ViroLogic and ACLARA BioSciences, Inc., a Delaware corporation (“ACLARA”). Pursuant to the terms of the Merger Amendment, the form of agreement governing the Contingent Value Rights (“CVRs”) to be issued in connection with the merger of Merger Sub I with and into ACLARA was amended and the deadline for completing Merger I was extended to January 31, 2005. Conforming changes were also made to certain closing conditions set forth in the Merger Agreement. The exchange ratio set forth in the Merger Agreement was not affected by the Merger Amendment.

In connection with the Merger Amendment, ViroLogic entered into voting agreements and a registration rights agreement with certain entities affiliated with the two largest stockholders of ACLARA, Tang Capital Partners, L.P. and Perry Corp. Pursuant to the voting agreements, each such ACLARA stockholder has agreed to vote in favor of Merger I.

The annual meetings of ViroLogic and ACLARA scheduled for October 27, 2004 have been postponed. In advance of the rescheduled annual meetings, ViroLogic and ACLARA will distribute to their stockholders of record an amended joint proxy statement/prospectus reflecting the revised terms contemplated by the Merger Amendment.

The foregoing description of the Merger Amendment, the voting agreements and the Contingent Value Rights is qualified in its entirety by reference to the Merger Amendment, the revised Contingent Value Rights Agreement, the voting agreements, the registration rights agreement, and the joint press release dated October 19, 2004 issued by ViroLogic and ACLARA, attached hereto as Exhibits 10.1 and 99.1 through 99.5, respectively, and incorporated herein by reference.

Additional Information

ViroLogic intends to file with the Securities and Exchange Commission an amended registration statement on Form S-4 that will include a joint proxy statement/prospectus of ViroLogic and ACLARA and other relevant documents in connection with the proposed transaction. Investors and security holders of ViroLogic and ACLARA are advised to read the amended joint proxy statement/prospectus when it becomes available, and other documents filed by ViroLogic and ACLARA, because they will contain important information about ViroLogic, ACLARA and the proposed transaction. Investors and security holders may obtain a free copy of the amended joint proxy statement/prospectus, when available, and other documents filed by ViroLogic and ACLARA at the Securities and Exchange Commission’s web site at www.sec.gov. The joint proxy statement/prospectus and such other documents may also be obtained, when available, from ViroLogic by directing such request to ViroLogic, Inc., 345 Oyster Point Boulevard, South San Francisco, California 94080, Attention: Investor Relations. The joint proxy statement/prospectus and such other documents may also be obtained, when available, from ACLARA by directing such request to ACLARA BioSciences, Inc., 1288 Pear Avenue, California 94043, Attention: Investor Relations. ViroLogic, ACLARA and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of ViroLogic and ACLARA with respect to the transactions contemplated by the merger agreement. A description of any interests that ViroLogic’s or ACLARA’s directors and executive officers have in the proposed merger will be included in the joint proxy statement/prospectus. Information regarding ViroLogic officers and directors is included in ViroLogic’s 10-K/A filed with the Securities and Exchange Commission on April 23, 2004. Information regarding ACLARA’s officers and directors is included in ACLARA’s 10-K/A filed with the Securities and Exchange Commission on April 29, 2004. These materials are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and from ViroLogic and ACLARA.

Item 2.02. Results of operations and Financial condition.

On October 19, 2004, ViroLogic issued a press release announcing its estimated financial results for the quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.5.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
10.1	Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated as of October 18, 2004, among ViroLogic, Inc., a Delaware corporation, Apollo Acquisition Sub, Inc., a Delaware corporation, Apollo Merger Subsidiary, LLC, a Delaware limited liability company and ACLARA BioSciences, Inc., a Delaware corporation.

99.1	Form of revised Contingent Value Rights Agreement

99.2	Voting Agreement, dated as of October 18, 2004, by and among ViroLogic, Inc. and certain entities affiliated with Tang Capital Partners, L.P.

99.3	Voting Agreement, dated as of October 18, 2004, by and among ViroLogic, Inc. and certain entities affiliated with Perry Corp.

99.4	Registration Rights Agreement, dated as of October 18, 2004, by and among ViroLogic, Inc and certain entities affiliated with Tang Capital Partners, L.P. and Perry Corp.

99.5	Joint Press Release, dated October 19, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViroLogic, Inc. (Registrant)

Date: October 19, 2004	By:	/s/ Kathy L. Hibbs
Kathy L. Hibbs
Vice President, General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated as of October 18, 2004, among ViroLogic, Inc., a Delaware corporation, Apollo Acquisition Sub, Inc., a Delaware corporation, Apollo Merger Subsidiary, LLC, a Delaware limited liability company and ACLARA BioSciences, Inc., a Delaware corporation.

99.1	Form of revised Contingent Value Rights Agreement

99.2	Voting Agreement, dated as of October 18, 2004, by and among ViroLogic, Inc. and certain entities affiliated with Tang Capital Partners, L.P.

99.3	Voting Agreement, dated as of October 18, 2004, by and among ViroLogic, Inc. and certain entities affiliated with Perry Corp.

99.4	Registration Rights Agreement, dated as of October 18, 2004, by and among ViroLogic, Inc and certain entities affiliated with Tang Capital Partners, L.P. and Perry Corp.

99.5	Joint Press Release, dated October 19, 2004.